CERTAIN TRANSACTIONS (Details 2) (Cephalon [Member], USD $) In Millions, except Per Share data, unless otherwise specified	0 Months Ended	12 Months Ended
	Oct. 14, 2011	Dec. 31, 2012
Cephalon [Member]
Business Acquisition Pro Forma Information [Line Items]
Net sales		$ 20,443
Net income attributable to Teva		$ 2,681
Earnings per share-Basic		$ 3.01
Earnings per share-Diluted		$ 3.00
Business Acquisition, Pro Forma Information, Description	Below are certain unaudited pro forma combined statement of income data for the year ended December 31, 2011, as if the acquisition of Cephalon had occurred on January 1, 2010 after giving effect to: (a) purchase accounting adjustments, including amortization of identifiable intangible assets; (b) the exclusion of $288 million of nonrecurring expense related to inventory step up; (c) estimated additional finance expenses due to: (i) borrowings under credit facilities from banks in connection with the acquisition; (ii) the issuance of senior notes in connection with the acquisition; (iii) elimination of Cephalon’s equity investment mark-to-market effect (an exclusion of income of $198 million supplemental pro forma net income); and (iv) elimination of Cephalon’s finance expense relating to convertible debentures; (d) pharmaceutical products divested as part of the regulatory requirements for approving the deal; (e) elimination of intercompany sales; (f) elimination of net revenues related to the divestiture of certain overlapping products; (g) elimination of net revenues and income related to Cephalon’s divested businesses (Middle East, Africa, Latin America and Asia); and (h) certain adjustments with regards to the amortization of Cephalon’s Provigil® product. This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the acquisition taken place at the beginning of 2010, nor is it necessarily indicative of future results.